REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder of

Photo File, Inc.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Photo File, Inc. (the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, stockholders’ deficit, and cash flows for each of the two years in the period ended December 31, 2017, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis of Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audit. We are an public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and am required to be independent with respect to the Company in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to fraud or error. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Substantial Doubt About the Company’s Ability to Continue as a Going Concern

As discussed in Note 2 to the consolidated financial statements, the Company has not generated sufficient revenues to provide sufficient cash flows to enable the Company to finance its operations internally. These conditions raise substantial doubt about its ability to continue as a going concern for one year from the issuance of these consolidated financial statements. Management’s plans are also described in Note 2. The consolidated financial statements do not include adjustments that might result from the outcome of this uncertainty.

/s/ Boyle CPA, LLC

We have served as the Company’s auditor since 2018

Bayville, NJ

October 17, 2018

1

PHOTO FILE, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(AUDITED)

	December 31, 2017	December 31, 2016
ASSETS
Current assets
Cash	$19,527	12,064
Accounts receivables, net	518,671	838,161
Inventory	414,500	492,527
Prepaid expenses	150,271	171,468
Other current assets	183	183
Total current assets	1,103,152	1,514,403

Fixed assets, net of accumulated depreciation	32,639	24,820
Deposits	89,109	87,143
Total other assets	121,748	111,963

Total assets	$1,224,900	$1,626,366

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued liabilities	769,414	555,871
Accrued royalties	1,096,471	936,267
Deferred rent	152,779	203,867
Due to related party	1,799,813	1,455,000
Total current liabilities	3,818,477	3,151,005

Total liabilities	3,818,477	3,151,005

Commitments and contingencies (note 7)	—	—

Stockholders' deficit
Common stock, $0.10 par value, 50,000 shares authorized, 9,800 shares issued and outstanding as of December 31, 2017 and 2016, respectively	980	980
Additional paid-in capital	57,020	57,020
Treasury stock	(484,800)	(484,800)
Accumulated deficit	(2,166,777)	(1,097,839)
Total stockholders' deficit	(2,593,577)	(1,524,639)

Total liabilities and stockholders' deficit	$1,224,900	$1,626,366

See accompanying notes to the consolidated financial statements

2

PHOTO FILE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

(AUDITED)

	For the years ended
	December 31, 2017	December 31, 2016

Revenue	$6,693,455	$7,969,891

Cost of goods sold	(3,033,481)	(3,672,437)
Gross profit	3,659,974	4,297,454

Operating expenses
Salaries	1,770,440	2,049,238
Royalties	972,236	1,089,930
General and administrative	828,474	642,783
Rent	620,803	619,144
Insurance	302,387	308,977
Professional fees	191,473	253,582
Total operating expenses	4,685,813	4,963,654

Other expenses
Interest expense	(43,099)	(31,638)
Total other expenses	(43,099)	(31,638)

Net loss	$(1,068,938)	$(697,838)

Net loss per common share - basic	$(109.08)	$(71.21)
Weighted average number of common shares outstanding - basic	9,800	9,800

See accompanying notes to the consolidated financial statements

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PHOTO FILE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF STOCKHOLDERS' DEFICIT

(AUDITED)

	Common Stock
	Shares	Amount	Additional Paid-in Capital	Treasury Stock	Accumulated Deficit	Total Stockholders' Deficit
Balance, December 31, 2015	9,800	980	57,020	(484,800)	(400,001)	(826,801)

Net loss	—	—	—	—	(697,838)	(697,838)
Balance, December 31, 2016	9,800	980	57,020	(484,800)	(1,097,839)	(1,524,639)

Net loss	—	—	—	—	(1,068,938)	(1,068,938)
Balance, December 31, 2017	9,800	980	57,020	(484,800)	(2,166,777)	(2,593,577)

See accompanying notes to the consolidated financial statements

4

PHOTO FILE, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(AUDITED)

	For the years ended
	December 31, 2017	December 31, 2016
Cash Flows from Operating Activities
Net loss	$(1,068,938)	$(697,838)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	12,176	20,142
Changes in assets and liabilities
Accounts receivable	319,490	(130,522)
Inventory	78,027	(46,723)
Prepaid expenses	21,197	(85,744)
Deposits	(1,966)	(3,168)
Accounts payable	213,543	162,951
Deferred rent	(51,088)	(39,203)
Accrued royalties	160,204	339,693
Net cash used in operating activities	(317,355)	(480,412)

Cash Flows from Investing Activities:
Purchase of fixed assets	(19,995)	(14,231)
Net cash used in investing activities	(19,995)	(14,231)
Cash Flows used in Investing Activities:

Advances from related party	344,813	500,000
Net cash provided by financing activities	344,813	500,000

Net increase in cash	7,463	5,357

Cash, beginning of period	12,064	6,707

Cash, end of period	$19,527	$12,064

Supplemental disclosure of cash flow information
Cash paid for interest	$43,099	$37,989
Cash paid for taxes	$—	$—

See accompanying notes to the consolidated financial statements

5

PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Photo File, Inc. (“we”, “our”, the “Company”) was incorporated in 1987 in New York. The Company has been owned and operated by Chuck Singer. and was awarded a license for photography by Major League Baseball and the MLB Players Association, becoming the first company to be given a license for photography by any major sport in the United States. Today Photo File is a leading manufacturer of sports photography with licenses from the NFL, MLB, NBA, NHL, CLC, and their respective player associations. Photo File is also licensed by thousands of additional individuals and organizations, including Muhammad Ali, Babe Ruth, Joe Namath, Vince Lombardi, and Marvel Comics, to name but a few.

Photo File's 43,000 square foot leased facility, located in Mount Kisco, NY, includes a state-of-the-art digital photographic printing lab and a complete framing operation. Besides photos, in sizes up to 30"x40", Photo File offers a full range of framed and matted products, plaques, photo sculptures, ceramics tiles, key chains and event covers. Photo File also produces a line of licensed Framed Gold Records featuring top recording artists, including Elvis Presley, Aerosmith, Kiss, Buddy Holly, The Who, Michael Jackson and scores of others.

The Company’s consolidated financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

Principles of consolidation

The accompanying consolidated financial statements represent the results of operations, financial position and cash flows of Photo File, Inc. prepared on the accrual basis of accounting and conform to accounting principles generally accepted in the United States of America. The consolidated financial statements include the financial statements of the Company, and its variable interest entity Sport Photo, LLC. All inter-company balances and transactions have been eliminated.

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ significantly from those estimates.

Cash and cash equivalents

For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The carrying value of these investments approximates fair value.

Accounts Receivable

Accounts receivable is comprised of uncollateralized customer obligations due under normal trade terms. The Company performs ongoing credit evaluation of its customers and management closely monitors outstanding receivables based on factors surrounding the credit risk of specific customers, historical trends, and other information. The carrying amount of accounts receivable is reviewed periodically for collectability. If management determines that collection is unlikely, an allowance that reflects management’s best estimate of the amounts that will not be collected is recorded. Accounts receivable are presented net of an allowance for doubtful accounts of $61,308 and $49,682 as of December 31, 2017 and 2016, respectively.

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PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

Inventory

Inventories are stated at the lower of cost (average cost) or market (net realizable value). Our inventory reserve reflects items that were deemed to be defective or obsolete based on an analysis of all inventories on hand.

Property and Equipment

Property and equipment are recorded at cost less accumulated depreciation. Expenditures for major additions and improvements are capitalized, while minor replacements, maintenance, and repairs are charged to expense as incurred. Depreciation is recorded using the straight-line method over the estimated useful lives of the assets. When items of property and equipment are sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in income.

The Company regularly evaluates property and equipment to determine whether events or changes in circumstances have occurred that may warrant revision of the estimated useful life or whether the remaining balance should be evaluated for possible impairment. An estimate of the related undiscounted cash flows over the remaining life of the property and equipment is used in assessing whether an asset has been impaired. Measurement of impairment losses are based upon the amount by which the carrying amount of the asset exceeds the fair value. Management has determined there was no impairment of the carrying value of property and equipment at December 31, 2017 and 2016.

Earnings per share

The Company follows ASC Topic 260 to account for the earnings per share. Basic earnings per common share (“EPS”) calculations are determined by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share calculations are determined by dividing net income by the weighted average number of common shares and dilutive common share equivalents outstanding. During periods when common stock equivalents, if any, are anti-dilutive they are not considered in the computation.

Impairment of Long-Lived Assets

Long-lived assets, including intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. In such situations, long-lived assets are considered impaired when future undiscounted cash flows resulting the use of the asset and its eventual disposition are less than the asset’s carrying amount. In such situations, the asset is written down to the present value of the estimated future cash flows. Factors that are considered when evaluating long-lived assets for impairment include a current expectation that it is more likely than not that the long-lived asset will be sold significantly before the end of its useful life, a significant decrease in the market price of the long-lived asset, and a change in the extent of manner in which the long-lived asset is being used. Based on management’s assessment there were no impairments to its long-lived assets at December 31, 2017 and 2016.

Income Taxes

The Company accounts for its income taxes in accordance with FASB Codification Topic ASC 740-10, “Income Taxes”, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

7

PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

Revenue recognition

The Company recognizes revenue related to product sales when (i) the seller’s price is substantially fixed, (ii) shipment has occurred causing the buyer to be obligated to pay for product, (iii) the buyer has economic substance apart from the seller, and (iv) there is no significant obligation for future performance to directly bring about the resale of the product by the buyer as required by ASC 605 – Revenue Recognition. Cost of sales, rebates and discounts are recorded at the time of revenue recognition or at each financial reporting date.

The Company’s other revenue represent payments based on net sales from brand licensees for content reproduction rights. These license agreements are held in conjunction with third parties that are responsible for collecting fees due and remitting to the Company its share after expenses. Revenue from licensed products is recognized when realized or realizable based on royalty reporting received from licensees.

Shipping and Handling

The Company records shipping and handling expenses in the period in which they are incurred and are included in cost of revenues. In limited circumstances this cost is passed through to the customers.

Variable Interest Entity

A variable interest entity (VIE) is an entity that either (1) has insufficient equity to permit the entity to finance its activities without additional subordinated financial support or (2) has equity investors who lack the characteristics of a controlling financial interest. A VIE is consolidated by its primary beneficiary. The primary beneficiary has both the power to direct the activities that most significantly impact the entity’s economic performance and the obligation to absorb losses or the right to receive benefits from the entity that could potentially be significant to the VIE.

If the Company determines that it has operating power and the obligation to absorb losses or receive benefits, the Company consolidates the VIE as the primary beneficiary, and if not, does not consolidate. The Company’s environment constitutes power that is most significant to the entity when it has unconstrained decision-making ability over key operational functions within the entity.

Assets recognized as a result of consolidating VIEs do not necessarily represent additional assets that could be used to satisfy claims against the Company’s general assets. Conversely, liabilities recognized as a result of consolidating this VIE do not necessarily represent additional claims on the Company’s general assets; rather, they represent claims against the specific assets of the consolidated VIE. At December 31, 2017 and 2016, the Company has a variable interest in Sportphoto, LLC, as a result of 1) the common ownership which governs both the Company and Sportphoto, LLC and 2) the substantial financial support in the form of related party advances that the Company provides to support the operations of  Sportphoto, LLC.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2017 and 2016. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include cash and accounts payable. Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

8

PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

Level 1: The preferred inputs to valuation efforts are “quoted prices in active markets for identical assets or liabilities,” with the caveat that the reporting entity must have access to that market. Information at this level is based on direct observations of transactions involving the same assets and liabilities, not assumptions, and thus offers superior reliability. However, relatively few items, especially physical assets, actually trade in active markets.

Level 2: FASB acknowledged that active markets for identical assets and liabilities are relatively uncommon and, even when they do exist, they may be too thin to provide reliable information. To deal with this shortage of direct data, the board provided a second level of inputs that can be applied in three situations.

Level 3: If inputs from levels 1 and 2 are not available, FASB acknowledges that fair value measures of many assets and liabilities are less precise. The board describes Level 3 inputs as “unobservable,” and limits their use by saying they “shall be used to measure fair value to the extent that observable inputs are not available.” This category allows “for situations in which there is little, if any, market activity for the asset or liability at the measurement date”. Earlier in the standard, FASB explains that “observable inputs” are gathered from sources other than the reporting company and that they are expected to reflect assumptions made by market participants.

Recently issued accounting pronouncements

The Company has evaluated the all recent accounting pronouncements through ASU 2018-06, and believes that none of them will have a material effect on the Company's financial position, results of operations or cash flows except as discussed below.

NOTE 2 – GOING CONCERN

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business.

Management evaluated all relevant conditions and events that are reasonably known or reasonably knowable, in the aggregate, as of the date the consolidated financial statements are issued and determined that substantial doubt exists about the Company’s ability to continue as a going concern. The Company’s ability to continue as a going concern is dependent on the Company’s ability to generate revenues and raise capital. The Company has not generated sufficient revenues to provide sufficient cash flows to enable the Company to finance its operations internally. As of December 31, 2017, the Company had $19,527 cash on hand. At December 31, 2017 the Company has an accumulated deficit of $2,166,777.

For the twelve months ended December 31, 2017, the Company had a net loss of $1,068,938 and cash used in operations of $317,354. These factors raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements.

NOTE 3 – INVENTORIES

Inventory as of December 31, 2017 and 2016 are as follows:

	December 31, 2017	December 31, 2016
Prints and packaging materials	$685,547	$492,527
Less: Allowance	(271,047)	(271,047)
Total Inventory	$414,500	$492,527

As of the December 31, 2017 and 2016, inventory shown net of an allowance of $271,047.

9

PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

NOTE 4 – PREPAID EXPENSES

Prepaid expenses consisted of the following as of December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
Prepaid Royalties	$114,565	$124,770
Other prepaids	35,706	46,698
Total prepaid expenses	$150,271	$171,468

NOTE 5 – FIXED ASSETS

Fixed assets consist of the following as of December 31, 2017 and 2016:

	December 31, 2017	December 31, 2016
Machinery and equipment	$1,919,167	$1,893,153
Furniture and fixtures	243,494	243,494
Leasehold improvements	106,007	106,007
Total	2,262,649	2,242,654
Less: accumulated depreciation	(2,230,010)	(2,217,834)
Fixed assets, net	$32,639	$24,820

Depreciation expense for the years ended December 31, 2017 and 2016 was $12,175 and $20,142, respectively.

NOTE 6 – RELATED PARTY TRANSACTIONS

Due From/To Related Parties

The following table summarizes amounts due to the Company from related parties related to advances and amounts due to related parties for expenses paid for on the behalf of the Company as of December 31, 2017 and 2016. The amounts due are non-interest bearing and due upon demand. These amounts have been included in the consolidated balance sheets as current liabilities due to related parties.

	December 31, 2017	December 31, 2016
Chuck Singer, CEO and Shareholder	$1,799,813	$1,455,000
Total due to related parties	$1,799,813	$1,455,000

10

PHOTO FILE, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2017 AND 2016

(AUDITED)

NOTE 7 – COMMITMENTS AND CONTINGENCIES

LEASES

On January 30, 2007, the Company signed a twelve year and nine-month lease, beginning June 1, 2007, for approximately 43,000 square feet of office and warehouse space with rent starting at $41,988 per month with annual increases of 2% per year. For the years ended December 31, 2017 and 2016, the Company calculated the total amount of the rent for the term lease and recorded straight line rent expense of $555,075, respectively. As of December 31, 2017, and 2016, the Company has a balance of $152,778 and $203,867 in deferred rent, respectively which is included in the consolidated balance sheet.

As of December 31, 2017, future minimum payments due under the operating lease agreement are as follows:

2018	$618,287
2019	630,653
2020	105,501
Total future minimum payments	$1,354,441

NOTE 8 – SUBSEQUENT EVENTS

On October 11, 2018, the Company entered into an Asset Purchase Agreement to sell certain assets related to its line of business.

The assets included:

  Equipment and other tangible assets;
  Domain names, websites and intellectual property;
  All rights to causes of action, lawsuits, judgments, claims and demands of any nature available to or being pursued by the Seller;
  Contracts to which Seller is bound;
  Current and future customer accounts, excluding accounts receivable prior to August 1, 2018; and
  Any other assets of any nature whatsoever that are related to or used in connection with the business of Seller and its goodwill.

Pursuant to the Asset Purchase Agreement, the buyer assumed certain liabilities and is expected to pay the Company up to $2,000,000 plus the ability for future royalties earned.

11